UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

(Exact name of registrant as specified in its charter)

Florida	000-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 7.01 Regulation FD Disclosure.

On March 16, 2011, 1st United Bancorp, Inc. (the “Company”) issued a press release announcing that the Company commenced a public offering of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The slides furnished herewith are part of an investor presentation in connection with the Offering. A copy of the slides are attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company is filing Exhibit 12.1, Computation of Earnings to Fixed Charges, to update the Company’s filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

12.1	Computation of Earnings to Fixed Charges.
99.1	Press Release dated as of March 16, 2011.
99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date: March 16, 2011	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer